SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of
the Securities Exchange Act of 1934

Date of report (date of earliest event reported): July 20, 2004

GIGA-TRONICS INCORPORATED

(Exact name of registrant as specified in its charter)

California	0-12719	94-2656341
(State or jurisdiction of	(Commission File Number)	(I.R.S. Employer
incorporation or organization)		Identification No.)

4650 Norris Canyon Road
San Ramon, CA 94583
(Address, including zip code, of principal executive offices)

Registrant’s telephone number, including area code: (925) 328-4650

(Former name or former address, if changed since last report)

Item 5. Other Events and Regulation FD Disclosure.

See the press release attached as Exhibit 99.1 and described in Item 12 below.

Item 7. Financial Statements, Pro Forma Financial Information and Exhibits

(a)	Financial Statements.

Not applicable.

(b)	Pro Forma Financial Information.

Not applicable.

(c)	Exhibits

99.1	Press Release dated July 20, 2004 announcing the Registrant’s results for the fiscal quarter ended June 26, 2004 and the Company’s listing on the Nasdaq Small Cap. Market

Item 12. Results of Operations and Financial Condition.

     On July 20, 2004, Giga-tronics Incorporated issued a press release reporting its results for the fiscal quarter ended June 26, 2004 and the Company’s listing on the Nasdaq Small Cap. Market. The full text of the press release is set forth in Exhibit 99.1 hereto.

SIGNATURE

     Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

GIGA-TRONICS INCORPORATED
Dated: July 20, 2004	By:	/s/ Mark H. Cosmez II
Mark H. Cosmez II, VP Finance,
Chief Financial Officer and Secretary

Exhibit Index

Exhibit Number	Exhibit Title
99.1	Press Release dated July 20, 2004 announcing the Registrant’s results for the fiscal quarter ended June 26, 2004 and the Company’s listing on the Nasdaq Small Cap. Market